MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.









FUND LOGO









Quarterly Report

August 31, 1995

Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.



Asset Allocation as
A Percentage* of
Net Assets as of
August 31, 1995


A map illustrating the following percentages:

Ghana              1.7%

Morocco            2.9%

South Africa      48.5%

Botswana           1.3%

Turkey            10.1%

Israel            16.0%

Zimbabwe           3.9%


[FN]
*Total may not equal 100%.




DEAR SHAREHOLDER

During the three-month period ended August 31, 1995, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +3.92%, +3.65%, +3.65% and +3.83%, respectively. The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of +12.3%, +2.1% and -17.7%, respectively. The Fund's performance can be attributed to significant exposures in Israeli equities and South African bonds and gold stocks, which offset the negative impact from the Fund's exposure to Turkish equities. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including aggregate total returns, can be found on pages 4 and 5 of this report to shareholders.)


Investment Activities
Since our last report to shareholders, we added significantly to our Israeli stock investments and increased our South African equities by purchasing several gold mining stocks. We also purchased South African bonds and added to our Zimbabwe equity position. We added selectively to our investments in Turkish equities while taking profits in Turkish treasury bills. By the end of August, the Fund's cash position decreased from 52.5% of net assets at the outset of the August quarter to 12.5%.

One of the Fund's recent equity purchases was Koor Industries Ltd., a diversified holding company in Israel. The company is Israel's largest conglomerate with interests in electronics, steel, chemicals, telecommunications, energy and food. The company's stock gives the Fund broad exposure to the Israeli economy.

Another of the Fund's recent equity purchases is Kinross Mines Ltd., a gold mining company in South Africa. Among gold stocks, this stock's valuation is extremely attractive based on the company's market capitalization to gold production. Given our expectations of currency depreciation in the South African Rand, we believe exporters such as South African gold producers should benefit. Further, we expect the recent wage settlement to enable Kinross to increase its gold production. In our opinion, the lack of foreign buying interest and a slumping gold price have made these stocks attractive.

Recently we have also added significantly to our equity position in Delta Corporation, a brewer in Zimbabwe. The country has been suffering from a severe drought which has negatively impacted its agricultural output, the backbone of the Zimbabwe economy. During the next crop season, which starts this November, it is reasonable to expect a more normal rainy season. With 80% of Zimbabwe's population tied in some fashion to agriculture, an improved agricultural environment would increase disposable income, thereby encouraging sales of consumer products such as beer.

Investment Outlook
Middle East and African securities markets could perform well in the coming months. We continue to believe that the Israeli market has one of the brightest near-term prospects among the markets in which our Fund invests, importantly related to Israel's improving economic outlook. The August quarter's gross domestic product (GDP) growth of 6.5% annualized was above investors' expectations. With the country's inflation rate now under 9%, the Israeli equity market was one of the better-performing markets during the August quarter. This market is under-owned by foreigners, and we expect foreign capital inflows to increase for the rest of the year. In general, Israeli companies posted strong second quarter earnings. The foundation for further interest rate declines is still in place. While Israel's improving economic progress has fueled this year's rally in the equity market, political risk remains high. Given that 1996 will be an election year, we are closely monitoring the political developments regarding Israel's settlement with the Palestine Liberation Organization. Continued progress with the peace process between Israel and Syria would also help reduce the political risk. Since Israel spends over 10% of its GDP on defense, realizing a "peace dividend" could provide further upside potential to the equity markets, in our opinion.

We are becoming less cautious about investing in Turkey. Rising political and currency risks have brought down stock prices. As the Turkish equity market declines, we are finding more attractive investments and are encouraged by the improvement in industrial production which provides further evidence of an economic recovery. The risks which we are monitoring pertain to the overvaluation of the Turkish lira and the prospects for early elections.

We maintain our positive view on the financial markets in the African countries, but our outlook on the currency of South Africa has become more cautious. South Africa's economic growth has slowed, posting only a 1% increase for the first half of 1995 relative to a 5.5% real GDP increase in the second half of 1994. The deceleration of economic growth, a stronger currency and a recent hike in short-term interest rates have all contributed to a reduction in the rate of inflation. As a result, long-term interest rates began to fall. Given this economic environment, foreign capital inflows increased dramatically, leading to a rally in South African bond prices. On the negative side, however, South Africa's budget and current account deficits remain problematic. South Africa is now depending on "hot money" to fund its deficits. We have become more concerned over the value of the South African Rand and will select our investments accordingly.

In Conclusion
Our outlook for investments in the Middle East/Africa region is positive, and we will continue to carefully research new investments for the Fund. We thank you for your investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming annual report to shareholders.


Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager









October 3, 1995






PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Aggregate Total Return" and "Recent Performance Results" tables below and on page 5. The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the since inception (December 30, 1994) and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Aggregate
Total Return


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (12/30/94)
through 6/30/95                           +10.20%         +2.33%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (12/30/94)
through 6/30/95                            +9.60%         +3.41%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (12/30/94)
through 6/30/95                            +9.60%         +6.41%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

Inception (12/30/94)
through 6/30/95                           +10.00%         +2.14%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Recent
Performance
Results*
                                                                                      Since Inception+++    3 Month
                                                  8/31/95     5/31/95      12/30/94++     % Change         % Change
Class A Shares                                    $11.14       $10.72       $10.00         +11.40%           +3.92%
Class B Shares                                     11.07        10.68        10.00         +10.70            +3.65
Class C Shares                                     11.07        10.68        10.00         +10.70            +3.65
Class D Shares                                     11.12        10.71        10.00         +11.20            +3.83
Class A Shares-Total Return                                                                +11.40            +3.92
Class B Shares-Total Return                                                                +10.70            +3.65
Class C Shares-Total Return                                                                +10.70            +3.65
Class D Shares-Total Return                                                                +11.20            +3.83

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Commencement of Operations.
+++The Fund commenced operations on 12/30/94.





PORTFOLIO INFORMATION


As of August 31, 1995


Ten Largest Holdings                                   Percent of
(Equity Investments)                                   Net Assets

Driefontein Consolidated Ltd. (ADR)                        5.1%
South African Breweries Limited                            4.0
Kinross Mines Ltd.                                         3.5
South Africa Iron &Steel Industrial Corp., Ltd.            3.3
Delta Corporation                                          3.0
Bank Hapoalim Ltd.                                         3.0
Koor Industries Ltd.                                       2.9
Beatrix Mines Ltd.                                         2.9
Malbak Ltd. (GDR)                                          2.8
Turk Siemens Kablo Ve Elektrik Sanayii A.S.                2.7

                                                       Percent of
Ten Largest Industries                                 Net Assets

Mining                                                    17.5%
Retail                                                    11.5
Banking                                                    8.3
Multi-Industry                                             7.1
Merchandising                                              4.6
Beverages                                                  4.0
Steel                                                      3.3
Beverage & Tobacco                                         3.0
Engineering & Construction                                 2.9
Industrial Components                                      2.7




EQUITY PORTFOLIO CHANGES



For the Quarter Ended August 31, 1995


Additions

Africa--Israel Investments Ltd
American Israeli Paper Mills Ltd.
Bank Hapoalim Ltd.
Bank Leumi Israel
Beatrix Mines Ltd.
Blue Square Stores
Driefontein Consolidated Ltd. (ADR)
Erciyas Biracilik Ve Malt Sanayii A.S.
Kinross Mines Ltd.
Koor Industries Ltd.
Malbak Ltd. (GDR)
Randfontein Estates Gold Mining Co. Witwatersrand Ltd.
Teljoy Holdings Ltd.
Western Areas Gold Mining Company Ltd. (ADR)
Western Areas Gold Mining Company Ltd. (Ordinary)



Deletions

Dardanel Onentas Gida A.S.
PECIsrael Economic Corp.
Rembrandt Group Ltd.

SCHEDULE OF INVESTMENTS
                                      Shares Held/                                                                 Percent of
AFRICA           Industries            Face Amount            Investments                   Cost           Value   Net Assets
Botswana         Multi-Industry            232,000     Sechaba Investment Trust        $   190,492    $   152,151        1.3%

                                                       Total Investments in Botswana       190,492        152,151        1.3


Ghana            Health & Personal Care     85,000     Unilever Ghana Ltd.                  62,559         58,407        0.5

                 Multi-Industry            723,795     Guiness Ghana Ltd.                  132,915        120,132        1.1

                 Tobacco                    70,000     Pioneer Tobacco Co. Ltd.              5,081          6,971        0.1

                                                       Total Investments in Ghana          200,555        185,510        1.7


Morocco          Banking                     5,000     Banque Marocaine du Commerce
                                                       Exterieure                          221,372        192,778        1.7

                 Building & Construction     2,000     Groupe Omnium Nord Africain          89,278         76,878        0.7

                 Building Materials          2,000     Les Ciments de l'Oriental            87,576         59,639        0.5

                                                       Total Investments in Morocco        398,226        329,295        2.9


South Africa     Beverages                  14,700     South African Breweries Limited     394,547        446,246        4.0

                 Foreign Government ZAL  4,700,000     South African Bond, 12% due
                 Obligations                           2/28/2005                           997,096      1,053,371        9.4

                 Mining                     37,000     Beatrix Mines Ltd.                  298,396        326,337        2.9
                                            38,800     Driefontein Consolidated Ltd.
                                                       (ADR)(a)                            570,167        572,300        5.1
                                            38,600     Kinross Mines Ltd.                  412,446        395,870        3.5
                                            34,700     Randfontein Estates Gold
                                                       Mining Co. Witwatersrand Ltd.       250,019        223,014        2.0
                                            11,500     Western Areas Gold Mining
                                                       Company Ltd. (ADR)(a)               164,189        176,813        1.6
                                            17,000     Western Areas Gold Mining
                                                       Company Ltd. (Ordinary)             226,873        266,170        2.4
                                                                                       -----------    -----------      ------
                                                                                         1,922,090      1,960,504       17.5

                 Multi-Industry             52,174     Malbak Ltd. (GDR)(b)                300,000        318,261        2.8

                 Retail                    110,000     Teljoy Holdings Ltd.                192,631        203,063        1.8
                                    ZAL  4,000,000     Transnet Ltd., 15% due
                                                       10/01/1995                          986,520      1,093,942        9.7
                                                                                       -----------    -----------      ------
                                                                                         1,179,151      1,297,005       11.5

                 Steel                     321,900     South Africa Iron & Steel
                                                       Industrial Corp., Ltd.              370,954        369,747        3.3

                                                       Total Investments in
                                                       South Africa                      5,163,838      5,445,134       48.5


Zimbabwe         Beverage and Tobacco      217,000     Delta Corporation                   290,655        338,965        3.0

                 Real Estate               215,000     Hippo Valley Estates                 76,846        101,996        0.9

                                                       Total Investments in Zimbabwe       367,501        440,961        3.9


                                                       Total Investments in Africa       6,320,612      6,553,051       58.3


MIDDLE
EAST


Israel           Banking                   194,852     Bank Hapoalim Ltd.                  309,137        331,992        3.0
                                           173,000     Bank Leumi Israel                   204,553        245,350        2.2
                                                                                       -----------    -----------      ------
                                                                                           513,690        577,342        5.2

                 Engineering &               3,603     Koor Industries Ltd.                301,578        331,676        2.9
                 Construction

                 Health & Personal Care      5,600     Teva Pharmaceutical Industries
                                                       Ltd. (ADR)(a)                       199,850        212,100        1.9

                 Merchandising              37,100     Blue Square Stores                  201,555        222,641        2.0

                 Multi-Industry             32,300     Ampal-American Israel Corp.
                                                       (ADR)(a)                            196,639        216,006        1.9

                 Paper & Forest              1,845     American Israeli Paper Mills
                 Products                              Ltd.                                 98,685         96,002        0.8
                                             1,800     American Israeli Paper Mills
                                                       Ltd. (ADR)(a)                        97,251         95,175        0.8
                                                                                       -----------    -----------      ------
                                                                                           195,936        191,177        1.6

                 Real Estate                    41     Africa-Israel Investments Ltd.       49,411         53,400        0.5

                                                       Total Investments in Israel       1,658,659      1,804,342       16.0


Turkey           Automobiles               560,000     Tofas Turk Otomobil Fabrikasi
                                                       A.S.                                126,768         85,096        0.8

                 Banking                 1,724,000     Turkiye Garanti Bankasi A.S.        272,906        154,313        1.4

                 Brewery                    22,300     Erciyas Biracilik Ve Malt
                                                       Sanayii A.S. (ADR)(a)               299,935        289,900        2.6

                 Industrial              1,093,334     Turk Siemens Kablo Ve Elektrik
                 Components                            Sanayii A.S.                        206,649        301,555        2.7

                 Merchandising             267,000     Migros Turk A.S.                    197,259        294,567        2.6

                                                       Total Investments in Turkey       1,103,517      1,125,431       10.1


                                                       Total Investments in the
                                                       Middle East                       2,762,176      2,929,773       26.1


SHORT-TERM                                   Face
SECURITIES                                  Amount


                 Commercial Paper*   US$   545,000     General Electric Capital Corp.,
                                                       5.82% due 9/01/1995                 545,000        545,000        4.9

                 US Government &           350,000     Federal Home Loan Mortgage
                 Agency Obligations*                   Corporation, 5.65% due 9/25/1995    348,682        348,682        3.1
                                           500,000     Federal National Mortgage
                                                       Association, 5.65% due 9/01/1995    500,000        500,000        4.5
                                                                                       -----------    -----------      ------
                                                                                           848,682        848,682        7.6

                                                       Total Investments in
                                                       Short-Term Securities             1,393,682      1,393,682       12.5

                 Total Investments                                                     $10,476,470     10,876,506       96.9
                                                                                       ===========
                 Other Assets Less Liabilities                                                            352,674        3.1
                                                                                                      -----------      ------
                 Net Assets                                                                           $11,229,180      100.0%
                                                                                                      ===========      ======

                 Net Asset       Class A--Based on net assets of $592,958 and
                 Value:          53,214 shares outstanding                                            $     11.14
                                                                                                      ===========
                                 Class B--Based on net assets of $8,089,287 and
                                 730,961 shares outstanding                                           $     11.07
                                                                                                      ===========
                                 Class C--Based on net assets of $1,086,213 and
                                 98,149 shares outstanding                                            $     11.07
                                                                                                      ===========
                                 Class D--Based on net assets of $1,460,722 and
                                 131,309 shares outstanding                                           $     11.12
                                                                                                      ===========



  *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).



